                                                                    EXHIBIT 10.1



                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 2, 1998, by and among Aastrom Biosciences, Inc., a Michigan corporation, with headquarters located at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106 ("COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     B. The Company has authorized two new series of preferred stock, one designated as the 1998 Series I Convertible Preferred Stock (the "SERIES I PREFERRED STOCK"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as EXHIBIT "A-1" (the "SERIES I CERTIFICATE OF DESIGNATION") and the second as the 1998 Series II Convertible Preferred Stock (the "SERIES II PREFERRED STOCK" and, collectively with the Series I Preferred Stock, the "PREFERRED STOCK"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as EXHIBIT "A-2" (the "SERIES II CERTIFICATE OF DESIGNATION" and, collectively with the Series I Certificate of Designation, the "CERTIFICATE OF DESIGNATIONS");

     C. The Preferred Stock is convertible into shares of common stock, no par value, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation and pursuant to the notice of conversion attached hereto as EXHIBIT "D";

     D. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of Five Thousand (5,000) shares of Series I Preferred Stock and Three Thousand (3,000) shares of Series II Preferred Stock, for an aggregate purchase price of Eight Million Dollars ($8,000,000).

     E. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of shares of Preferred Stock is set forth immediately below its name on the signature pages hereto;

     F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

     NOW THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED SHARES.
          -------------------------------------

          (a) Purchase of Preferred Shares. The Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of shares of Series I Preferred Stock (collectively, together with any Series I Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "SERIES I PREFERRED SHARES") and Series II Preferred Stock (collectively, together with any Series II Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "SERIES II PREFERRED SHARES" and, collectively with the Series I Preferred Shares, the "PREFERRED SHARES") for the aggregate purchase price with respect to the First Closing (as defined below) and the Second Closing (as defined below) (each, a "PURCHASE PRICE" and collectively, the "PURCHASE PRICES") as is set forth immediately below such Buyer's name on the signature pages hereto. The issuance sale and purchase of the Preferred Shares shall take place at two (2) closings, the first of which is hereinafter referred to as the "FIRST CLOSING" and the second of which is hereinafter referred to as the "SECOND CLOSING." The aggregate number of Series I Preferred Shares to be issued at the First Closing is Five Thousand (5,000), for an aggregate purchase price of Five Million Dollars ($5,000,000) and the aggregate number of Series II Preferred Shares to be issued at the Second Closing is three thousand (3,000), for an aggregate purchase price of Three Million Dollars ($3,000,000). Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, (i) at the First Closing, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the number of Series I Preferred Shares which such Buyer is purchasing hereunder and as set forth below such Buyer's name on the signature pages hereto for the Purchase Price to be paid by such Buyer in respect of the First Closing and (ii) at the Second Closing, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the number of Series II Preferred Shares which such Buyer is purchasing hereunder and as set forth below such Buyer's name on the signature pages hereto for the Purchase Price to be paid by such Buyer in respect of the Second Closing.

          (b)  Form of Payment.  On each Closing Date (as defined below), (i)
               ---------------
each Buyer shall pay the Purchase Price for the Preferred Shares to be issued and sold to it at each Closing by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares which such Buyer is purchasing and (ii) the Company shall deliver such certificates duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

          (c)  Closing Date.  Subject to the satisfaction (or waiver) of the
               ------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "CLOSING DATE") shall be (i) in the case of the First Closing, 12:00 noon Eastern Standard Time on July 2, 1998 and (ii) in the case of the Second Closing, 12:00 noon Eastern Standard Time as soon as practicable (but no less than three

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(3) business days) following the satisfaction (or waiver) of the conditions to the Second Closing set forth in Sections 6(b) and 7(b) or, in each case, such other mutually agreed upon time. Each Closing shall occur on each Closing Date at the offices of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103, or at such other location as may be agreed to be the parties.

     2.   BUYERS' REPRESENTATIONS AND WARRANTIES.  Each Buyer severally (and not
          --------------------------------------
jointly) represents and warrants to the Company solely as to such Buyer that:

          (a)  Investment Purpose.  As of the date hereof, the Buyer is
               ------------------
purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion thereof (the "CONVERSION SHARES" and, collectively with the Preferred Shares, the "SECURITIES") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

          (b)  Accredited Investor Status.  The Buyer is an "accredited
               --------------------------
investor" as that term is defined in Rule 501(a) of Regulation D.

          (c)  Reliance on Exemptions.  The Buyer understands that the
               ----------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

          (d)  Information.  The Buyer and its advisors, if any, have been
               -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has reviewed the risk factors discussed in the Company's SEC Documents (as defined below) and understands that its investment in the Securities involves a significant degree of risk.

          (e)  Governmental Review.  The Buyer understands that no United
               -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          (f)  Transfer or Resale.  The Buyer understands that (i) except as
               ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement thereunder, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) so long as the Buyer otherwise complies with applicable securities laws, sold or transferred to an "affiliate"(as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) or (d) sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. Except for transfers
---- ----
by a Buyer (i) to its "affiliates" (as defined in Rule 144) or (ii) to the holders of interests in a Buyer upon a liquidation of a Buyer's assets in accordance with its governing documents, the Preferred Shares may be transferred by a Buyer only with the prior written consent of the Company, which consent will not be unreasonably withheld.

          (g)  Legends.  The Buyer understands that the Preferred Shares and,
               -------
until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

               The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the resale of such Security is covered by an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable requirements for delivery of a prospectus contained in an effective registration statement, if any.

          (h)  Authorization; Enforcement. This Agreement and the Registration
               --------------------------
Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms.

          (i)  Residency.  The Buyer is a resident of the jurisdiction set forth
               ---------
immediately below such Buyer's name on the signature pages hereto.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
          ---------------------------------------------
represents and warrants to each Buyer that:

          (a)  Organization and Qualification.  The Company is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries (as defined below). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

          (b)  Authorization; Enforcement.  (i) The Company has all requisite
               --------------------------
power and authority to file and perform its obligations under the Certificate of Designations and to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered and the Series I Certificate of Designation has been duly filed by the Company and, as of the Second Closing, the Series II Certificate of Designation will be duly filed by the Company, and
(iv) each of this Agreement and the Series I Certificate of Designation constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the filing of the Series II Certificate of Designation by the Company such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (c)  Capitalization.  As of the date hereof, the authorized capital
               --------------
stock of the Company consists of (i) 40,000,000 shares of Common Stock of which 13,639,817 shares are issued and outstanding, 1,479,186 shares are reserved for issuance pursuant to the Company's stock option plans, 2,705,544 shares are reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock and 2,712,000 shares are reserved for issuance upon conversion of the Series I Preferred Shares and, prior to the Second Closing, if applicable, a number of shares will be reserved equal to two (2) times the number of shares of Common Stock then issuable upon conversion of the Series II Preferred Shares (in each case subject to adjustment pursuant to the Company's covenant set forth in
Section 4(h) below); and (ii) 5,000,000 shares of preferred stock, 2,200,000 of which shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. Except as disclosed on SCHEDULE 3(C), no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

          (d)  Issuance of Shares.  The Preferred Shares and Conversion Shares
               ------------------
are duly authorized and, upon issuance in accordance with the terms of this Agreement (including the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designations) will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The term Conversion Shares includes, without limitation, such additional shares, if any, as are issuable as a result of the events described in Article V, Article VII.E(b) or Article VII.F of the Certificate of Designations and Section 2(c) of the Registration Rights Agreement. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          (e)  Series of Preferred Stock.  The terms, designations, powers,
               -------------------------
preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred Stock) are as stated in the Certificate of Incorporation and the previous certificate of designation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Stock are as stated in the Certificate of Designations.

          (f)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designations and the issuance and reservation for issuance of the Conversion Shares) will not
(i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company is not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, which violations individually or in the aggregate would have a Material Adverse Effect. Except (i) as specifically contemplated by this Agreement, (ii) as required under the 1933 Act and any applicable state securities laws, (iii) for filings with Nasdaq, and (iv) for filings with the Secretary of State of the State of Michigan, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3(f), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future. Except for anticipated losses as described in the SEC Documents (as defined below), the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

          (g)  SEC Documents; Financial Statements.  Since February 6, 1997,
               -----------------------------------
the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered or made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to June 30, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          (h)  Absence of Certain Changes.  Except for operating losses
               --------------------------
incurred in the normal course of business, since June 30, 1997, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company.

          (i)  Absence of Litigation.  There is no action, suit, claim,
               ---------------------
proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its officers or directors in their capacity as such, that could have a Material Adverse Effect. SCHEDULE 3(i) contains a complete list and summary description of any pending or, to the Company's knowledge, threatened proceeding against or affecting the Company, without regard to whether it would have a Material Adverse Effect. Except as set forth on SCHEDULE 3(i), the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

          (j)  Patents, Copyrights, etc.  The Company and each of its
               ------------------------
Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(j) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(j) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries, current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

          (k)  No Materially Adverse Contracts, Etc.  The Company is not
               ------------------------------------
subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Except as set forth on SCHEDULE 3(k), the Company is not a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

          (l)  Tax Status.  Except as set forth on SCHEDULE 3(l), the Company
               ----------
has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (m)  Certain Transactions.  Except as set forth on SCHEDULE 3(m) and
               --------------------
except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (n)  Disclosure.  All information relating to or concerning the
               ----------
Company set forth in this Agreement and provided to the Buyers pursuant to
Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Other than the transactions contemplated by this Agreement, no event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purposes that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

          (o)  Acknowledgment Regarding Buyers' Purchase of Securities.  The
               -------------------------------------------------------
Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          (p)  No Integrated Offering.  Neither the Company, nor any of its
               ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) which requires stockholder approval under the rules of the Nasdaq.

          (q)  No Brokers.  The Company has taken no action which would give
               ----------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with The Shemano Group, Inc., whose commissions and fees will be paid for by the Company.

          (r)  Permits; Compliance.  The Company is in possession of all
               -------------------
franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), except where the failure to possess such Company Permit would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since June 30, 1997, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

          (s)  Environmental Matters.
               ---------------------

               (i) Except as set forth in SCHEDULE 3(s), there are, to the Company's knowledge, with respect to the Company or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and the Company has not received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

               (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company, except in the normal course of the Company's business.

               (iii) To the Company's knowledge, there are no underground storage tanks on or under any real property owned, leased or used by the Company that are not in compliance with applicable law.

          (t)  Title to Property.  The Company has good and marketable title
               -----------------
in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(t) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

          (u)  Insurance.  The Company is insured by insurers of recognized
               ---------
financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (v)  Internal Accounting Controls.  The Company maintains a system
               ----------------------------
of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w)  Foreign Corrupt Practices.  Neither the Company, nor any
               -------------------------
director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.   COVENANTS.
          ---------

          (a)  Best Efforts.  The parties shall use their best efforts to
               ------------
satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

          (b)  Form D; Blue Sky Laws.  The Company agrees to file a Form D
               ---------------------
with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date with respect to the First Closing, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date with respect to the First Closing.

          (c)  Reporting Status; Eligibility to Use Form S-3.  The Company's
               ---------------------------------------------
Common Stock is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

          (d)  Use of Proceeds.  The Company shall use the proceeds from the
               ---------------
sale of the Preferred Shares in the manner set forth in SCHEDULE 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

          (e)  Additional Equity Capital; Right To Purchase.  Subject to the
               --------------------------------------------
exceptions described below, the Company will not, without the prior written consent of RGC International Investors, LDC ("RGCI"), register any equity financing (including debt financing with an equity component) or otherwise allow any public resales of equity interests in the Company's securities, issued after April 24, 1998, pursuant to Rule 144 or otherwise during the period (the "LOCK-UP PERIOD") (i) beginning on the Closing Date with respect to the First Closing and ending one hundred eighty (180) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any trading days after the Registration Statement is declared effective and prior to such 180th day during which sales cannot be made thereunder) and (ii) beginning on the Closing Date with respect to the Second Closing and ending sixty (60) days from the Closing Date with respect to the Second Closing. In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt financing with an equity component) ("FUTURE OFFERINGS") during the Lock-up Period, unless it shall have first delivered to RGCI, at least fifteen (15) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Buyer an option during the ten (10) day period following delivery of such notice to purchase at least the percentage equal to (a) the number of outstanding shares of Preferred Stock at the time of the notice multiplied by 1,000, divided by (b) the Company's then current market capitalization, of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). In the event the terms and conditions of a proposed Future Offering are amended in any material respect after delivery of the notice to RGCI concerning the proposed Future Offering, the Company shall deliver a new notice to RGCI describing the amended terms and conditions of the proposed Future Offering and RGCI thereafter shall have an option during the ten (10) day period following delivery of such new notice to purchase at least the percentage equal to (a) the number of outstanding shares of Preferred Stock at the time of the notice multiplied by 1,000, divided by (b) the Company's then current market capitalization, of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering during the Lock-Up Period. The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or stock purchase plan previously in effect or approved by a majority of the Company's disinterested directors.

          (f)  Expenses.  The Company shall reimburse Rose Glen Capital
               --------
Management, L.P. ("RGC") for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses. The Company's obligation to reimburse RGC's expenses under this Section 4(f) and the Registration Rights Agreement shall be limited to an aggregate of Twenty-Five Thousand Dollars ($25,000) of which Five Thousand Dollars ($5,000) was advanced previously.

          (g)  Financial Information.  The Company agrees to send the following
               ---------------------
reports to each Buyer until such Buyer transfers, assigns, or sells all of the
Securities: (i) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (ii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

          (h)  Reservation of Shares.  The Company shall at all times have
               ---------------------
authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Preferred Shares in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares without the consent of each Buyer. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two
(2) times the number that is then actually issuable upon full conversion of the Preferred Shares (based on the Conversion Price of the Preferred Shares in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of the Preferred Shares (based on the Conversion Price of the Preferred Shares then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

          (i)  Listing.  The Company shall promptly, but no later than ten (10)
               -------
days from each Closing Date, secure the listing of the Conversion Shares issuable with respect to the Preferred Shares issued at each respective Closing upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares. The Company will obtain and maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

          (j)  Corporate Existence.  Subject to the Company's right to
               -------------------
exercise the right described in Article IV.B(i) of the Certificate of Designations, so long as a Buyer beneficially owns any Preferred Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) if the consideration to be received for such transaction is equity securities, is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

          (k)  No Integration.  The Company will not conduct any future
               --------------
offering that will be integrated with the issuance of the Securities solely for purposes of Rule 4460(i) of the Nasdaq Stock Market.

          (l)  Solvency.  The Company (both before and after giving effect to
               --------
the transactions contemplated by this Agreement) is solvent (i.e., its assets
                                                             ----
have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently subject to SCHEDULE 4(l), the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

          (m)  Trading Restrictions.  Each Buyer covenants and agrees that,
                --------------------
during any Pricing Period (as defined in the Certificate of Designations) during which a Conversion Price (as defined in the Certificate of Designations) is computed, if a Buyer (or others acting on its behalf) engages in short sale transactions or other hedging activities which involve, among other things, sales of shares of Common Stock, such Buyer will place its sale orders for Common Stock in the course of such activities so as not to complete or effect any such sale on any trading day during such period at a price which is lower than the lowest sale effected on such day by persons other than the Buyers (or others acting on their behalf).

     5.   TRANSFER AGENT INSTRUCTIONS.  The Company shall issue irrevocable
          ---------------------------
instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Conversion Shares. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Preferred Shares to a Buyer at each of the First Closing and Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a)  With respect to the First Closing and the Second Closing:

          (i) the applicable Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          (ii) The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

          (iii) The Series I Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Michigan.

          (iv) The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to each Closing Date.

          (v) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (b)  With respect to the Second Closing:

          (i) The Series II Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Michigan, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          (ii) At any time on or after the 90th day following the Closing Date in respect of the First Closing, the Closing Bid Price of the Common Stock is greater than $6.00 for any twenty (20) consecutive Trading Days and the Company provides notice to the Buyers to that effect.

          (iii) The Closing Bid Price (as defined in the Certificate of Designation) of the Common Stock on the Trading Day (as defined in the Certificate of Designation) immediately preceding the Closing Date with respect to the Second Closing is greater than $6.00.

          (iv) Ninety (90) days shall have elapsed since the Closing Date with respect to the First Closing and no more than one (1) year shall have elapsed since the Closing Date with respect to the First Closing.

     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.  The obligation
          -------------------------------------------------
of each Buyer hereunder to purchase the Preferred Shares at each of the First Closing and Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

     (a)  With respect to the First Closing and the Second Closing:

          (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

          (ii) The Company shall have delivered to such Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares in accordance with Section 1(b) above.

          (iii) The Series I Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Michigan, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          (iv) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

          (v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at such time (except for representations and warranties that speak as of a specific date and in each case subject to the schedules referred to in such representations and warranties provided by the Company as of each Closing Date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date. The Buyer shall have received a certificate or certificates, executed on behalf of the Company by the chief executive officer of the Company, dated as of each Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to, those matters described in Section 3(c) above, and certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

          (vi) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vii) Trading in the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq.

          (viii) The Buyer shall have received opinions of the Company's counsel, dated as of each Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "C-1" and EXHIBIT "C-2" attached hereto.

          (ix) The Company shall have obtained waivers of any preemptive rights and pari passu limitations in respect of the sale of the Preferred Shares to be issued at each Closing from the holders of shares of any other existing series of the Company's preferred stock.

     (b)  With respect to the Second Closing:

          (i) The Series II Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Michigan, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          (ii) At any time on or after the 90th day following the Closing Date in respect of the First Closing, the Closing Bid Price of the Common Stock is greater than $6.00 for any twenty (20) consecutive Trading Days and the Company provides notice to the Buyers to that effect.

          (iii) The Closing Bid Price (as defined in the Certificate of Designation) of the Common Stock on the Trading Day (as defined in the Certificate of Designation) immediately preceding the Closing Date with respect to the Second Closing is greater than $6.00.

          (iv) Ninety (90) days shall have elapsed since the Closing Date with respect to the First Closing and no more than one (1) year shall have elapsed since the Closing Date with respect to the First Closing.

          (v)   The registration statement(s) filed by the Company pursuant to
Section 2(a) of the Registration Rights Agreement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) underlying the Preferred Shares issued or issuable at the First Closing and the Second Closing and shall be effective and no stop order shall have been issued in respect thereof.

          (vi) If Section 4(e) is not then in effect, the Company shall not, prior to the Closing Date with respect to the Second Closing, have obtained any equity financing (including debt financing with an equity component) that would otherwise be covered by Section 4(e) had such section been in effect.

     8.   GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          (a)  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Michigan without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     (b)  Counterparts; Signatures by Facsimile.  This Agreement may be
          -------------------------------------
executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (c)  Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)  Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e)  Entire Agreement; Amendments.  This Agreement and the instruments
          ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f)  Notices.  Any notices required or permitted to be given under the
          -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Aastrom Biosciences, Inc.
               24 Frank Lloyd Wright Drive
               P.O. Box 376
               Ann Arbor, Michigan 48106

               Attention:  R. Douglas Armstrong
                           President & Chief Executive Officer

               Facsimile:  (734) 930-5546

               With copy to:

               Gray Cary Ware & Freidenrich LLP
               4365 Executive Drive, Suite 1600
               San Diego, CA  92121-2189

               Attention:  Douglas J. Rein, Esq.

               Facsimile:  (619) 677-1477

               If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

               Each party shall provide notice to the other party of any change in address.

               (g) Successors and Assigns.  This Agreement shall be binding
                   ----------------------
upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

               (h)  Third Party Beneficiaries.  This Agreement is intended for
                    -------------------------
the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (i)  Survival.  The representations and warranties of the
                    --------
Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive each Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers.

               (j)  Publicity.  The Company and each of the Buyers shall have
                    ---------
the right to review a reasonable period of time before issuance of any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the
                                                 --------  -------
Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

               (k)  Further Assurances.  Each party shall do and perform, or
                    ------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (l)  No Strict Construction.  The language used in this Agreement
               ----------------------
will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

                          AASTROM BIOSCIENCES, INC.


                          By: _____________________________________________
                              R. Douglas Armstrong, Ph.D.
                              President & Chief Executive Officer


                          RGC INTERNATIONAL INVESTORS, LDC


                          By: _____________________________________________
                              Rose Glen Capital Management, L.P.,
                              Investment Manager


                          By: _____________________________________________
                              RGC General Partner Corp., as General Partner


                          By: _____________________________________________
                              Wayne D. Bloch
                              Managing Director



RESIDENCE:   Cayman Islands

ADDRESS:

c/o Rose Glen Capital Management, L.P.
3 Bala Plaza East, Suite 200
251 St. Asaphs Road
Bala Cynwyd, PA  19004
Facsimile:   (610) 617-0570
Telephone:   (610) 617-5900

AGGREGATE SUBSCRIPTION AMOUNT:

First Closing
-------------

                              Number of Shares of Series I Preferred Stock:5,000
                                             Aggregate Purchase Price:$5,000,000

Second Closing
--------------

                             Number of Shares of Series II Preferred Stock:3,000
                                             Aggregate Purchase Price:$3,000,000

                                   EXHIBIT D



                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
             in order to Convert the 1998 Series I Preferred Stock)

     The undersigned hereby irrevocably elects to convert ______ shares of 1998 Series I Preferred Stock, represented by stock certificate No(s). __________ (the "PREFERRED STOCK CERTIFICATES") into shares of common stock ("COMMON STOCK") of Aastrom Biosciences, Inc. (the "CORPORATION") according to the conditions of the Certificate of Designation of 1998 Series I Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the 1998 Series I Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act and that it is in compliance with covenants set forth in Section 4(m) of the Securities Purchase Agreement.

     Date of Conversion:____________________________

     Applicable Conversion Price:___________________

     Market Price Days:_____________________________

     Number of Shares of Common Stock to be Issued:_____________________

     Signature:____________________________________

     Name:_________________________________________

     Address:______________________________________

* The Corporation is not required to issue shares of Common Stock until the original 1998 Series I Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two (2) business days following receipt of the original Preferred Stock Certificate(s) to be converted, and shall make payments pursuant to the Certificate of Designation for the number of business days such issuance and delivery is late.